UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): April 24, 2003

Phelps Dodge Corporation

(Exact name of registrant as specified in its charter)

New York	333-67606	13-1808503

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Central Avenue
Phoenix, Arizona 85004
(Address of principal executive offices)
(Zip Code)

(602) 366-8100
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

ITEM 7. EXHIBITS.

(c) Exhibits

Exhibit 99.1	Certification of J. Steven Whisler, Chairman, President and Chief Executive Officer of the Company, which accompanied the Company’s Form 10-K/A, Amendment No. 2, for the year ended December 31, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2	Certification of Ramiro G. Peru, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-K/A, Amendment No. 2, for the year ended December 31, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE.

     Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of J. Steven Whisler, Chairman, President and Chief Executive Officer of the Company, and Ramiro G. Peru, Senior Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company’s Form 10-K/A, Amendment No. 2, for the year ended December 31, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Phelps Dodge Corporation

(Registrant)

Date: April 24, 2003	By:	/s/ Ramiro G. Peru

		Name:	Ramiro G. Peru
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Certification of J. Steven Whisler, Chairman, President and Chief Executive Officer of the Company, which accompanied the Company’s Form 10-K/A, Amendment No. 2, for the year ended December 31, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Ramiro G. Peru, Senior Vice President and Chief Financial Officer of the Company, which accompanied the Company’s Form 10-K/A, Amendment No. 2, for the year ended December 31, 2002, pursuant to 18 United States Code section 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002.